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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 28, 1996




                       ALLIED DIGITAL TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)





    Delaware                         1-13580                    38-3191597
 (State or other                   (Commission                 (IRS Employer
  jurisdiction                    of  File No.)             Identification No.)
 incorporation)



               7375 Woodward Avenue, Detroit, Michigan 48202-3121
              (Address of principal executive offices)  (Zip Code)



       Registrant's telephone number, including area code: (313) 871-2222





                                 Not Applicable




         (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     On May 28, 1996, Arthur Andersen LLP ("Arthur Andersen") was dismissed by the Registrant as the Registrant's auditors and Grant Thornton LLP ("Grant Thornton") was engaged to audit the Registrant's financial statements for the year ending July 31, 1996. The change in auditors was due to the pending consolidation of the accounting and financial functions of the Registrant in Hauppauge, New York.

     Arthur Andersen's reports on the Registrant's financial statements for the past two (2) years did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles.

     The change in accountants was approved by the Audit Committee of the Board of Directors of the Registrant.

     During the Registrant's two (2) most recent fiscal years and subsequent interim period preceding the dismissal, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     During the two (2) most recent fiscal years and the subsequent interim period preceding such dismissal, there were no "reportable events" (as that term is defined in Items 304(a)(1)(v) of Regulation S-K).

     The Registrant has furnished a copy of the disclosure contained herein to Arthur Andersen requesting such firm to respond as to whether it agrees or disagrees with the statements herein with respect to such firm and Arthur Andersen has agreed, as required by Item 304 of Regulation S-K to furnish to the Registrant a letter addressed to the Securities and Exchange Commission to that effect. A copy of such letter is filed as an Exhibit hereto.

     Grant Thornton audited the financial statements for the Registrant's subsidiary, HMG Digital Technologies Corp. ("HMG") for the past several years prior to the merger of HMG with the Registrant and, for the last fiscal year the Registrant consulted with Grant Thornton with respect to such audits and related matters. Grant Thornton issued an audit report with respect to subsidiary operations of HMG for the twelve (12) months ended July 31, 1995 to comply with certain covenant requirements of the HMG loan facility. HMG also consulted with Grant Thornton concerning matters relating to the transaction in which HMG became a subsidiary of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits



         16. Letter of Arthur Andersen LLP dated June 3, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ALLIED DIGITAL TECHNOLOGIES CORP.



                                By:/s/ George Fishman
                                   -----------------------------
                                       CEO




June 3, 1996